UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/14/2007

VOYAGER LEARNING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number:  1-3246

Delaware	36-3580106
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

789 E. EISENHOWER PARKWAY
ANN ARBOR, MI 48108-3213
(Address of principal executive offices, including zip code)

734-761-4700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

        As previously disclosed by the Company on the Form 8-K filed on November 15, 2007 and amended on Form 8-K/A filed on December 19, 2007, Voyager Learning Company (the "Company") notified its independent registered public accounting firm, KPMG LLP ("KPMG"), of its intent to engage Whitley Penn LLP as its new independent registered accounting firm effective for the Company's 2007 fiscal year audit and quarterly reviews. The Company also announced that KPMG would continue as the Company's independent registered public accounting firm for fiscal year 2006 until KPMG issued its audit reports on the financial statements and the effectiveness of internal controls over financial reporting for the 2006 fiscal year as filed with the Form 10-K on September 17, 2008 (the "2006 Form 10-K"). The Company received permission from the Securities and Exchange Commission to file its 2006 quarterly financial statements on Form 10-Q after filing the 2006 Form 10-K. Therefore, the auditor-client relationship continued until the filing of the 2006 quarterly financial statements on Form 10-Q. On November 20, 2008, the Company filed its quarterly financial statements for the three fiscal quarters of 2006 on Form 10-Q and the auditor-client relationship ceased effective that date.

        The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 30, 2006 and December 31, 2005, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

        KPMG's report on the consolidated financial statements of the Company as of and for the years ended December 30, 2006 and December 31, 2005, contained a separate paragraph stating that "As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for share-based payments in 2006."

        The audit report of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG's report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2005, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). KPMG's reports concluded that the Company had (i) material weaknesses in entity-level controls because the Company did not maintain an effective control environment and entity-level controls included in the risk assessment, information and communications and monitoring components of internal control, (ii) material weaknesses surrounding adequate financial statement preparation and review procedures because the Company did not maintain adequate policies and procedures or employ personnel with sufficient knowledge and experience to ensure that timely, accurate, and reliable consolidated financial statements were prepared and reviewed, (iii) inadequate controls over the proper application of accounting principles because the Company did not maintain adequate policies and procedures to account for various complex transactions and did not employ personnel with sufficient knowledge and experience to properly prepare, document, and review the related accounting treatment to ensure that these transactions complied with U.S. generally accepted accounting principles, (iv) material weaknesses surrounding appropriate general computing controls to support effective information technology controls over financial data and systems because the Company did not maintain adequate general computing control policies and procedures or employ personnel with sufficient computing control knowledge and experience to limit access to various system and controls.

        The audit report of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 30, 2006 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG's report indicates that the Company did not maintain effective internal control over financial reporting as of December 30, 2006, based on criteria established in COSO. KPMG's reports concluded that the Company had (i) material weaknesses in entity-level controls because the Company did not maintain an effective control environment and certain entity-level controls included in the risk assessment, information and communications and monitoring components of internal control were not designed or operating effectively, (ii) material weaknesses surrounding adequate financial statement preparation and review procedures because the Company did not maintain adequate policies and procedures to ensure that timely, accurate, and reliable consolidated financial statements were prepared and reviewed, (iii) inadequate controls over the proper application of accounting principles because the Company did not maintain adequate policies and procedures to account for various complex transactions to ensure that these transactions were accounted for in accordance with U.S. generally accepted accounting principles, (iv) material weaknesses surrounding appropriate general computing controls to support effective information technology controls over financial data and systems because the Company did not maintain adequate general computing control policies and procedures or employ personnel with sufficient computing control knowledge and experience to limit access to various system and controls, (v) material weakness surrounding internal control over financial reporting relative to the Company's accounting for income taxes because sufficient review and authorization controls were not in place to ensure the income tax provision was properly recorded, and (vi) material weakness surrounding internal control over financial reporting relative to the Company's accounting for revenue related to training and support services because controls were not designed to ensure timely review and update of estimates of future training and support used in the recognition of revenue.

        During the fiscal years ended December 30, 2006 and December 31, 2005 and the subsequent period through September 17, 2008, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

        Except for the material weaknesses in internal control over financial reporting disclosed above and as fully described in the Company's 2006 Form 10-K and 2005 Form 10-K, during the fiscal years ended December 30, 2006 and December 31, 2005 and subsequent period through September 17, 2008, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company has provided KPMG with a copy of this report prior to its filing with the Commission and has requested KPMG to furnish the Company with a letter addressed to the Commission stating whether KPMG agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of KPMG's letter dated November 26, 2008.

Item 9.01.    Financial Statements and Exhibits

Exhibit 16.1 KPMG LLP's letter dated November 26, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOYAGER LEARNING COMPANY

Date: November 26, 2008	By:	/s/ Todd W. Buchardt
Todd W. Buchardt
Senior Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit No.	Description
EX-16.1	KPMG Response Letter dated November 26, 2008